UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	333-161449	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Selected Dealer Agreements
On July 29, 2011, KBS Legacy Partners Apartment REIT, Inc. (the “Company”), KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), KBS‑Legacy Apartment Community REIT Venture, LLC, KBS Capital Markets Group LLC, the Company’s dealer manager (the “Dealer Manager”), Legacy Partners Residential Realty LLC and KBS Holdings LLC, the Company's sponsor (the "Sponsor"), entered into a selected dealer agreement (the “Ameriprise Selected Dealer Agreement”) with Ameriprise Financial Services, Inc. (“Ameriprise”) and on August 1, 2011, the Company, the Advisor, KBS‑Legacy Apartment Community REIT Venture, LLC, the Dealer Manager, Legacy Partners Residential Realty LLC and the Sponsor, entered into a selected dealer agreement with Securities America, Inc. ("Securities America") (the “Securities America Selected Dealer Agreement,” the Ameriprise Selected Dealer Agreement and the Securities America Selected Dealer Agreement are, collectively, the “Selected Dealer Agreements”). Pursuant to the Selected Dealer Agreements, Ameriprise and Securities America will each act as selected dealers in the Company’s initial public offering and offer and sell, on a best efforts basis, up to 280,000,000 shares of common stock of the Company (the “Shares”), of which 80,000,000 shares are being offered pursuant to the Company’s dividend reinvestment plan (the “DRIP”).
Pursuant to the terms of the Selected Dealer Agreements, the selected dealer generally will (i) be paid a selling commission of up to 6.5% of the price of each Share (except for Shares sold pursuant to the DRIP) sold by that selected dealer; provided, however, that such selling commission shall be reduced with respect to sales to certain categories of purchasers; (ii) be reallowed by the Dealer Manager from the dealer manager fee a dealer fee of up to 2.0% of the full price of each Share (except for shares sold pursuant to the DRIP) sold by that selected dealer; (iii) be reimbursed for its actual out-of-pocket and bona fide due diligence expenses consistent with the language in the prospectus for the Company’s initial public offering and FINRA regulations, and (iv) subject to applicable FINRA limitations, be paid for mutually agreed upon technology costs associated with the offering, related costs and expenses and other expenses related to the facilitation of the marketing of the Shares.
The Advisor manages the Company’s day-to-day operations and will manage the Company’s portfolio of real estate assets under an advisory agreement pursuant to which the Company pays the Advisor certain fees and reimburses certain of its expenses. The Dealer Manager provides certain wholesaling, sales, promotional and marketing assistance services to the Company in connection with the distribution of the Shares under a dealer manager agreement pursuant to which the Company pays the Dealer Manager certain fees.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

1.1
Selected Dealer Agreement, dated July 29, 2011, by and among KBS Legacy Partners Apartment REIT, Inc., KBS Capital Advisors LLC, KBS‑Legacy Apartment Community REIT Venture LLC, KBS Capital Markets Group LLC, Legacy Partners Residential Realty LLC, KBS Holdings LLC and Ameriprise Financial Services, Inc.

1.2
Selected Dealer Agreement, dated August 1, 2011, by and among KBS Legacy Partners Apartment REIT, Inc., KBS Capital Advisors LLC, KBS‑Legacy Apartment Community REIT Venture LLC, KBS Capital Markets Group LLC, Legacy Partners Residential Realty LLC, KBS Holdings LLC and Securities America, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: August 2, 2011	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary